EXHIBIT 10.5

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 17, 2010, and entered into by and among Darling International Inc., a Delaware corporation (the “Company”), and each of the stockholders listed on the signature pages hereto (individually, a “Holder,” and collectively, the “Holders”).

RECITALS

WHEREAS, the Company, each of the Holders and Robert A. Griffin, as the Investors’ Representative, are parties to that certain Rollover Agreement, dated as of November 9, 2010 (the “Rollover Agreement”);

WHEREAS, pursuant to the Rollover Agreement, the Holders are exchanging a portion of their common shares, no par value (“Griffin Shares”), of Griffin Industries, Inc. (“Griffin”) for shares of common stock, par value $0.01 per share, of the Company (“Common Stock”);

WHEREAS, the Company is a party to that certain Agreement and Plan of Merger, dated as of November 9, 2010 (the “Merger Agreement”), by and among the Company, DG Acquisition Corp. (“Merger Sub”), Griffin and Robert A. Griffin, in his capacity as Shareholders’ Representative, pursuant to which, among other things, Merger Sub will be merged with and into Griffin, with Griffin continuing as the surviving corporation (the “Merger”);

WHEREAS, the Company desires to enter into this Agreement in order to provide the Holders with certain rights to register the Registrable Securities (as defined below) as provided herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. Definitions and Interpretive Matters.

(a) Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereto.

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“Board” means the board of directors of the Company.

“Closing Date” has the meaning set forth in Section 5(a)(xiii).

“Common Stock” has the meaning set forth in the recitals hereto.

“Company” has the meaning set forth in the preamble hereto.

“Damages” has the meaning set forth in Section 6(a).

“Demand Notice” has the meaning set forth in Section 2(a).

“Demand Request” has the meaning set forth in Section 2(a).

“Demand Registration” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Griffin” has the meaning set forth in the recitals hereto.

“Griffin Shares” has the meaning set forth in the recitals hereto.

“Holder” has the meaning set forth in the preamble hereto.

“Inspectors” has the meaning set forth in Section 5(a)(xvi).

“Merger” has the meaning set forth in the recitals hereto.

“Merger Agreement” has the meaning set forth in the recitals hereto.

“Permitted Assignee” has the meaning set forth in Section 10(a).

“Person” means an individual, partnership, limited partnership, limited liability company, joint venture, corporation, trust or unincorporated organization, a government or any department, agency or political subdivision thereof or other entity.

“Piggyback Notice” has the meaning set forth in Section 3(a).

“Piggyback Registration” means a registration pursuant to Section 3.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

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“Records” has the meaning set forth in Section 5(a)(xvi).

“Registrable Securities” means shares of Common Stock owned by the Holders and received pursuant to the Rollover Agreement, and any securities of the Company which may be issued or distributed with respect to, or in exchange or substitution for, or conversion of, such Common Stock and such other securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) such Registrable Securities shall have been otherwise transferred to a Person other than a Holder or a Permitted Assignee; and provided, further, that any securities that have ceased to be Registrable Securities cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

“Registration” means a Demand Registration or a Piggyback Registration.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the SEC and FINRA, (ii) all fees and expenses of compliance with state securities or blue sky laws, (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and expenses of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act director and officer liability insurance if the Company so desires or the underwriters so require, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, (vii) reasonable fees and expenses of one counsel selected by the Holders of a majority of the Registrable Securities being registered to represent all such Holders in connection with such registration, provided, however, that in no event shall such fees and expenses pursuant to this subclause (vii) exceed $100,000 in the aggregate for all Registrations, (viii) all fees and expenses of underwriters customarily paid by the issuers of securities and (ix) fees and expenses of other Persons retained by the Company in connection with the Registration; provided, however, that in no event shall Registration Expenses include any underwriting discounts, commissions, transfer taxes, if any, fees attributable to the sale of Registrable Securities or fees and expenses of counsel to underwriters.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

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“Requesting Holder” has the meaning set forth in Section 2(a).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Underwritten Registration” or “Underwritten Offering” means a sale of securities of the Company to an underwriter for re-offering to the public.

(b) Other Definitional and Interpretive Matters.  Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

Calculation of Time Period.  When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.  If the last day of such period is a non-business day, the period in question shall end on the next succeeding business day.

Dollars.  Any reference in this Agreement to $ shall mean U.S. dollars.

Headings.  The descriptive headings of the several sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.  All references herein to “Sections” shall be deemed to be references to sections hereof or Exhibits or schedules hereto unless otherwise indicated.

Herein.  The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

Including.  The word “including” or any variation thereof means (unless the context of its usage requires otherwise) “including, but not limited to,” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

2. Demand Registration.

(a) Right to Demand; Demand Notices.  Subject to the provisions of this Section 2, at any time after August 14, 2011, one or more Holders holding a majority of all Registrable Securities outstanding at such time (collectively, a “Requesting Holder”) may make a written request (a “Demand Request”) to the Company for registration under and in accordance with the Securities Act (which Demand Request may require that such registration be an Underwritten Offering) of all or part of the Registrable Securities held by it (a “Demand Registration”); provided, that the shares of any Holder whose registration rights have expired pursuant to Section 10(b) of this Agreement shall be excluded from the calculation of the number of shares required to make a Demand Request; provided further, that (i) the Company shall not be obligated to effect in total more than three such Demand Registrations, (ii) the Company shall not be obligated to effect any Demand Registration unless the aggregate market value (based on

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the market price of the Common Stock on the date such Demand Request is made) of the Common Stock to be registered in such Demand Registration is equal to or greater than $15,000,000, and (iii) no Demand Request shall be made within one hundred eighty (180) days of a prior Demand Request.  Promptly upon receipt of any Demand Request from any Requesting Holder (but in no event more than ten (10) business days thereafter), the Company will serve written notice (the “Demand Notice”) of such registration request to all Holders who did not make such Demand Request, and, subject to the terms of this Agreement, the Company will include in such Demand Registration all Registrable Securities of any Holder with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the Demand Notice has been given to the applicable Holder. All requests made pursuant to this Section 2 shall specify the aggregate amount of Common Stock to be registered and will also specify the intended methods of disposition thereof.

(b) Company’s Right to Defer Registration.  If the Company is requested to effect a Demand Registration, and the Company furnishes to the Requesting Holders a copy of a resolution of the Board certified by the secretary of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the Demand Request; provided that, in such event, the Company may postpone a Demand Registration pursuant hereto only twice in any 365-day period.  If the Company shall so postpone the filing of a Demand Registration, the Requesting Holder may, within thirty (30) days after receipt of the notice of postponement, advise the Company in writing that the Requesting Holder has determined to withdraw such Demand Request, and the Company shall not be obligated to effect a Demand Registration pursuant to such withdrawn Demand Request and such withdrawn Demand Request shall not be counted as a Demand Registration effected pursuant to Section 2(a).

(c) Registration Statement Form.  Registrations under this Section 2 shall be on such appropriate registration form of the SEC as shall be selected by the Company and as shall be reasonably acceptable to the Requesting Holder.

(d) Expenses.  The Company will pay all Registration Expenses in connection with each Demand Registration requested pursuant to this Section 2.

(e) Effective Registration Statement.  The Company shall be deemed to have effected a Demand Registration if (i) the Registration Statement relating to such Demand Registration is declared effective by the SEC; provided, however, that no Demand Registration shall be deemed to have been effected if (A) such Registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company, or (B) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Registration are not satisfied because of an act or omission by the Company, or (ii) at any time after any Requesting Holder requests a Demand Registration and prior to the effectiveness of the Registration Statement, the preparation of such Registration Statement is discontinued or such Registration Statement is withdrawn or abandoned at the request of such Requesting Holder (other than pursuant to the last sentence of Section 2(b)),

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unless the Requesting Holder has paid to the Company in full the Registration Expenses in connection with such Registration Statement.

(f) Priority on Demand Registrations. Notwithstanding the foregoing, if a Registration pursuant to this Section 2 involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering determines in writing that the total or kind of securities which such Holders and any other Persons intend to include in such offering would be reasonably likely to adversely affect the price, marketability or distribution of the securities offered in such offering, then the Company shall include in such Registration (i) first, to the extent of the amount of securities that all Holders have requested to be included in such Registration, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above, such amount to be allocated pro rata among all such Holders based upon the relative aggregate amount of gross proceeds to be received by such Holders in the offering and (ii) second, the securities of any other Person, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above.

(g) Selection of Underwriters.  If any offering pursuant to a Demand Registration involves an Underwritten Offering, the Holders of a majority of the Registrable Securities included in such Demand Registration shall have the right to select the managing underwriter or underwriters to administer the offering, which managing underwriters shall be a firm of nationally recognized standing and reasonably satisfactory to the Company.

3. Piggyback Registrations.

(a) Participation.  Subject to Section 3(b) and Section 8, if at any time after the date hereof the Company files a Registration Statement (other than (i) any Demand Registration pursuant to Section 2, (ii) a registration on Form S-4 or Form S-8 or any successor form to such Forms or any similar form, (iii) any registration of securities as it relates to an offering and sale to employees of the Company pursuant to any employee stock plan or other employee benefit plan arrangement or (iv) any registration as it relates to the registration for exchange or otherwise of debt securities or equity securities having a preference over the Common Stock of the Company or its subsidiaries) with respect to an offering that includes any shares of Common Stock, then the Company shall give prompt notice (the “Piggyback Notice”) to the Holders, and the Holders shall be entitled to include in such Registration Statement the Registrable Securities held by them. The Piggyback Notice shall offer the Holders the opportunity to register such number of shares of Registrable Securities as each Holder may request and shall set forth (A) the anticipated filing date of such Registration Statement and (B) the number of shares of Common Stock that is proposed to be included in such Registration Statement.  Subject to Section 3(b), the Company shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within fifteen (15) days after the Piggyback Notice has been given.

(b) Underwriter’s Cutback.  Notwithstanding the foregoing, if a Registration pursuant to this Section 3 involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering determines that the total or kind of securities which the Holders and any other Persons intend to include in such offering would be

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reasonably likely to adversely affect the price, marketability or distribution of the securities offered in such offering, then the Company shall include in such Registration (i) first, 100% of the securities that the Company (if the Person initiating such Registration is the Company) proposes to sell, (ii) second, to the extent of the amount of Registrable Securities which all Holders have requested to be included in such Registration, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above, such amount to be allocated pro rata among all such Holders based upon the number of shares requested to be included by such Holders in the offering, and (iii) third, the securities of any other Person, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above.  Notwithstanding the foregoing, any Registrable Securities of the Holders not included in an Underwritten Offering pursuant to the foregoing sentence shall be included in any underwriter over-allotment option associated with such Underwritten Offering before any securities that the Company proposes to include in such Underwritten Offering are included.

(c) Expenses.  The Company will pay all Registration Expenses in connection with each Registration of Registrable Securities requested pursuant to this Section 3, regardless of whether any such Registration becomes effective.

(d) Company Control. Other than with respect to a request for a Demand Registration pursuant to Section 2, the Company may decline to file a Registration Statement to be prepared and filed by the Company after giving the Piggyback Notice, or withdraw such a Registration Statement after filing, but prior to the effectiveness of the Registration Statement, provided that the Company shall promptly notify each Holder in writing of any such action.

(e) No Effect on Demand Registrations.  No Registration effected under this Section 3 shall be deemed to have been effected pursuant to Section 2 or shall relieve the Company of its obligation to effect any Registration upon request pursuant to Section 2.

4. Lock-Up and Hold-Back.  Except in connection with an exercise of a Holder’s rights with respect to Piggyback Registrations pursuant to Section 3, from the date hereof until August 14, 2011, no Holder shall sell, make any short sale of, grant any option for the purchase of, hypothecate, hedge or otherwise dispose of any shares of Common Stock of the Company.  Each Holder further agrees, if so requested by any managing underwriter in an Underwritten Offering, not to sell, make any short sale of, grant any option for the purchase of, hypothecate, hedge or otherwise dispose of securities of the Company or any securities convertible into or exchangeable or exercisable for such securities, including in connection with a sale under Rule 144 of the Securities Act during the thirty (30) day period prior to, and (except as part of such Underwritten Registration) during such time period after the effective date of any Registration Statement (not to exceed one hundred eighty (180) days) as the Company and the managing underwriter or underwriters may agree.

5. Registration Procedures.

(a) In connection with the Company’s Registration obligations pursuant to Section 2 and Section 3, the Company will use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with an Underwritten

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Offering or such other method or methods of distribution to which the Company may reasonably agree, and pursuant thereto the Company will as expeditiously as practicable:

(i) prepare and file with the SEC a Registration Statement or Registration Statements relating to the applicable Demand Registration or Piggyback Registration, including all exhibits and financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement(s) to become effective;

(ii) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective such period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) notify the selling Holders and the managing underwriters, if any, as soon as practicable after notice thereof is received by the Company (A) when the Registration Statement or any amendment thereto has been filed or becomes effective, the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling Holders and managing underwriters with copies thereof, (B) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for such purposes and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(iv) promptly notify the selling Holders and the managing underwriters, if any, at any time prior to nine (9) months after the time of issue of the Prospectus, when the Company becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply with the Securities Act and, in either case as promptly as practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriters, if any, a supplement or amendment to such Prospectus which will correct such statement or omission or effect such compliance;

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(v) make commercially reasonable efforts to obtain the withdrawal of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Securities;

(vi) if reasonably requested by the managing underwriter or underwriters or Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

(vii) furnish to each selling Holder and each managing underwriter, without charge, as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

(viii) deliver to each selling Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

(ix) on or prior to the date on which the Registration Statement is declared effective, use its commercially reasonable efforts to register or qualify the Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such seller, underwriter or agent reasonably requests in writing, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(x) cooperate with the selling Holders and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not required to bear any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;

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(xi) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable trustee or transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xii) enter into customary agreements (including an underwriting agreement) as are customary in any Underwritten Registration;

(xiii) use commercially reasonable efforts to obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter an opinion or opinions from counsel for the Company, upon consummation of the sale of such Registrable Securities to the underwriters (the “Closing Date”), in customary form and covering such matters of the type customarily covered by opinions as the Holders of Registrable Securities or underwriter reasonably requests;

(xiv) use commercially reasonable efforts to obtain for delivery to the Company and the underwriter, with copies to the Holders, a comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or the Holders of a majority of the Registrable Securities being sold reasonably request, dated the effective date of the Registration Statement and brought down to the Closing Date;

(xv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xvi) make available for inspection by a representative of the Holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by such Holders or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this Section 5(a)(xvi) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (x) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (y) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing, unless prior to furnishing any such information with respect to subclause (B), such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give prompt written notice to the

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Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(xvii) use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xviii) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus, provide copies of such document to counsel for the selling Holders and to the managing underwriters, if any;

(xix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement; and

(xx) use its commercially reasonable efforts to list (if such Registrable Securities are not already listed) all Registrable Securities covered by such Registration Statement on each securities exchange, if any, on which similar securities issued by the Company are then listed.

(b) The Company may require each Holder of Registrable Securities as to which any Registration is being effected to furnish in writing to the Company such information regarding the distribution of such securities, such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such Registration.  Each Holder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(iii)(C) or (D) or Section 5(a)(iv), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(a)(iv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and until it has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

6. Indemnification.

(a) Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors, partners, members, employees and agents and each Person who controls such Holder (within the meaning

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of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) (“Damages”) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, amendment or supplement thereto or preliminary Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by, related to or contained in any information furnished in writing to the Company by such Holder or on such Holder’s behalf expressly for use therein, provided that the indemnity agreement contained in this Section 6(a) shall not apply to the extent that any Damages result from (i) the fact that a current copy of the Prospectus was not sent or given to the Person asserting such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company provided such current Prospectus to the Holder prior to such confirmation and it was the responsibility of the Holder to provide such Person with such Prospectus and such Prospectus would have cured the defect giving rise to such Damages or (ii) transactions by the Holder in violation of Section 5(c).  Each indemnity and reimbursement of costs and expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder.

(b) Indemnification by the Selling Holders.  In connection with each Registration, each selling Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify (severally and not jointly) and hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees and agents and each Person who controls the Company (within the meaning of the Securities Act) against all Damages resulting from any untrue statement of a material fact, or any omission of a material fact, required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such selling Holder or on such selling Holder’s behalf to the Company specifically for inclusion in such Registration Statement or Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense and was relied upon by the Company in the preparation of such Registration Statement or Prospectus.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.  The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

(c) Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure; provided, further however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to

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participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person).  If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed), provided that an indemnifying party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnifying party other than financial obligations for which such indemnified party will be indemnified hereunder.  No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnifying party of a release from all liability in respect to such claim or litigation.  Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer.  If the indemnifying party refuses to accept such offer within twenty (20) business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party’s indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof.  If the indemnifying party notifies the indemnified party in writing that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within twenty (20) business days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) to the date of notice that the indemnifying party desires to accept such offer, provided that this sentence shall not apply to any settlement of any claim involving the imposition of equitable remedies or to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim in any one jurisdiction, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one such additional counsel.

(d) Other Indemnification.  Indemnification similar to that specified in this Section 6 (with appropriate modifications) shall be given by the Company and each seller of

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Registrable Securities with respect to any required registration or other qualification of securities under federal or state law or regulation of governmental authority other than the Securities Act.

(e) Contribution.  If for any reason the indemnification provided for in Sections 6(a), (b) and (d) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 6(a), (b) and (d), then the indemnifying party shall, on a several (and not joint and several) basis, contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling Holder shall be required to contribute in an amount greater than the dollar amount of the net proceeds received by such selling Holder with respect to the sale of any securities.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7. Rule 144.  The Company agrees to use its commercially reasonable efforts to: (a) file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, (b) take such further action as any Holder may reasonably request in writing to the extent required from time to time to enable the sale of Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 (or any similar rule or rules then in effect) of the Securities Act, and (c) upon the reasonable written request of any Holder, deliver to such Holder all information regarding the Company required to be delivered in connection with Rule 144 (or any similar rule or rules then in effect) of the Securities Act.

8. Participation in Underwritten Registrations.  No Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.  Nothing in this Section 8 shall be construed to create any additional rights regarding the Registration of Registrable Securities in any Person otherwise than as set forth herein.

9. Legends.  Each Holder acknowledges and agrees that the certificate(s) representing the Common Stock received pursuant to the Rollover Agreement shall bear a legend in substantially the following form, until such time as they are not subject to restrictions on transfer pursuant to this Agreement:

“THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT, DATED DECEMBER 17, 2010, BY AND AMONG DARLING INTERNATIONAL INC. AND CERTAIN STOCKHOLDERS THEREOF, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND BY ACCEPTING ANY INTEREST IN THIS SECURITY THE PERSON ACCEPTING SUCH INTEREST

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SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY SUCH RESTRICTIONS CONTAINED IN SUCH REGISTRATION RIGHTS AGREEMENT.”

10. Miscellaneous.

(a) Assignment.  Neither this Agreement nor any of the rights, interests and obligations of the parties hereunder shall be assigned, in whole or in part, by any party hereto without the prior written consent of the other parties hereto; provided, however, that in connection with a Holder’s sale of any Registrable Securities to an Affiliate of such Holder or to any Person a party to this Agreement (each, a “Permitted Assignee”), a Holder may, without the consent of the Company or any Holder, assign its rights, interests and obligations under this Agreement to such Permitted Assignee, and after any such assignment to a Permitted Assignee, such Permitted Assignee shall be deemed a “Holder” for purposes of this Agreement.  Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Any attempted assignment or transfer in violation of this Section 10(a) shall be null and void.

(b) Expiration of Registration Rights.  Any Holder who beneficially owns less than 1% of all of the outstanding Common Stock shall not be entitled to exercise any registration rights provided for in this Agreement after such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares.

(c) Termination.  The provisions of this Agreement shall terminate on December 17, 2015 (the “Termination Date”); provided, however, that the Termination Date shall be extended for the duration of any deferral of any Demand Registration by the Company pursuant to Section 2(b).

(d) Notices.  All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) five (5) business days following sending by registered or certified mail, postage prepaid; (ii) when sent (with written confirmation of transmission), if sent by facsimile; (iii) when delivered (with written confirmation of receipt), if delivered personally to the intended recipient; and (iv) one (1) business day following sending by overnight delivery via a national courier service (with written confirmation of receipt) and, in each case, addressed to a party at the following address and/or facsimile for such party (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to the Company:

Darling International Inc.
251 O’Connor Ridge Blvd., Suite 300
Irving, Texas  75038
Facsimile:  (972) 281-4475
Attention:  General Counsel

with a required copy (that shall not constitute notice) to:

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Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas  75201
Facsimile:  (214) 746-7777
Attention: Mary R. Korby, Esq.

If to any Holder, to the address of such Holder set forth on the signature pages of this Agreement.

or to such other address(es) as shall be furnished in writing by any such party to each of the other parties hereto in accordance with the provisions of this Section 10(d).

(e) Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

(f) Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more counterparts have been signed by each of the parties hereto and delivered, in person or by exchange via electronic mail (in Adobe Portable Document Format (PDF)) or facsimile with the other parties hereto.

(g) Integrated Contract.  This Agreement and any written amendments to this Agreement satisfying the requirements of Section 10(k), constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any previous agreements and understandings between the parties with respect to such matters.  There are no restrictions, promises, representations, warranties, agreements or undertakings of either party hereto with respect to the transactions contemplated by this Agreement other than those set forth herein or in any other document required to be executed and delivered hereunder.

(h) Governing Law.  This Agreement and any matter based upon, arising out of or related to this Agreement or the negotiation, execution or performance of this Agreement (whether for breach of contract, tortious conduct or otherwise), the interpretation and enforcement of the provisions of this Agreement and any agreements entered into in connection herewith or any actions of or omissions of any party in any way connected with, related to or giving rise to any of the foregoing matters (collectively, the “Covered Matters”) shall be governed by and construed in accordance with the laws, rules and regulations, and judicial and administrative decisions (in each case, both procedural and substantive) of the State of Delaware, without reference to its conflicts of law principles, that if applied might require the application of the laws of another jurisdiction.

(i) Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THE COVERED MATTERS.

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(j) Jurisdiction; Service of Process.  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties exclusively in any federal or state court located within the State of Delaware, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.  Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

(k) Amendments and Waivers.  This Agreement may not be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may not be waived, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding Registrable Securities.

(l) Non-Recourse.  This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the individuals or entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party.  Except to the extent a named party to this Agreement, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, subsidiary, affiliate, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of any party hereto under this Agreement or any agreement entered into in connection herewith or for any claim based on, arising out of, in respect of, or by reason of, the transactions contemplated hereby and thereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:	DARLING INTERNATIONAL INC., a Delaware corporation

	By:	/s/ Randall C. Stuewe
Randall C. Stuewe
Chief Executive Officer

Signature Page to Registration Rights Agreement

HOLDERS:
/s/ Dennis B. Griffin
Dennis B. Griffin

Signature Page to Registration Rights Agreement

/s/ Dennis B. Griffin
Dennis B. Griffin, Trustee of
The Traci Lynn Griffin Qualified
Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ Dennis B. Griffin
Dennis B. Griffin, Trustee of
The Toby Andrew Griffin Qualified
Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ Dennis B. Griffin
Dennis B. Griffin, Trustee of
The Anthony A. Griffin Qualified
Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of the DBG
Grantor Retained Annuity Trust III,
fbo Traci D. Griffin

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of the DBG
Grantor Retained Annuity Trust III,
fbo Anthony A. Griffin

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of the DBG
Grantor Retained Annuity Trust III,
fbo Toby A. Griffin

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of the DBG
Grantor Retained Annuity Trust II,
fbo Traci D. Griffin

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of the DBG
Grantor Retained Annuity Trust II,
fbo Anthony A. Griffin

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of the DBG
Grantor Retained Annuity Trust II,
fbo Toby A. Griffin

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of the Dennis B.
Griffin Grandchildren’s Trust

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of The Joseph
Scott Griffin Qualified Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of The Denise
Anne Griffin Qualified Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of The Dana Lynn
Griffin Qualified Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ John M. Griffin
John M. Griffin, Trustee of The John
Christian Griffin Qualified Subchapter S
Trust

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG
Grantor Retained Annuity Trust III,
fbo Denise A. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG
Grantor Retained Annuity Trust III,
fbo Joseph S. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG
Grantor Retained Annuity Trust III,
fbo John C. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG
Grantor Retained Annuity Trust III,
fbo Dana L. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG
Grantor Retained Annuity Trust II,
fbo Denise A. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG
Grantor Retained Annuity Trust II,
fbo Joseph S. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG
Grantor Retained Annuity Trust II,
fbo John C. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG
Grantor Retained Annuity Trust II,
fbo Dana L. Griffin

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the John M.
Griffin Grandchildren’s Trust

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of The
Christopher A. Griffin Qualified
Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of The Michael
R. Griffin Qualified Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ Robert A. Griffin
Robert A. Griffin, Trustee of The Renee L.
Griffin Qualified Subchapter S Trust

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG
Grantor Retained Annuity Trust III,
fbo Renee McDonald

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG
Grantor Retained Annuity Trust III,
fbo Christopher Griffin

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG
Grantor Retained Annuity Trust III,
fbo Michael Griffin

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG
Grantor Retained Annuity Trust III,
fbo Jordan Griffin

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG
Grantor Retained Annuity Trust III,
fbo Jon Marcus Griffin

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG
Grantor Retained Annuity Trust II,
fbo Jordan Griffin

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG
Grantor Retained Annuity Trust II,
fbo Jon Marcus Griffin

Signature Page to Registration Rights Agreement

/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the Robert A.
Griffin Grandchildren’s Trust

Signature Page to Registration Rights Agreement

/s/ Thomas A. Griffin
Thomas A. Griffin

Signature Page to Registration Rights Agreement

/s/ Linda G. Holt
                        Linda G. Holt

Signature Page to Registration Rights Agreement

/s/ Cynthia L. Roeder
                        Cynthia L. Roeder

Signature Page to Registration Rights Agreement

/s/ Judith E. Prewitt
                        Judith E. Prewitt

Signature Page to Registration Rights Agreement

/s/ Brian J. Griffin
Brian J. Griffin

Signature Page to Registration Rights Agreement

/s/ Elizabeth A. Osborn
                         Elizabeth A. Osborn

Signature Page to Registration Rights Agreement

/s/ Janet Means
Janet Means

Signature Page to Registration Rights Agreement